Nationwide Mutual Funds
Nationwide HighMark Bond Fund
Nationwide HighMark California Intermediate Tax Free Bond Fund
Nationwide HighMark National Intermediate Tax Free Bond Fund
Nationwide HighMark Short Term Bond Fund
Nationwide Ziegler Wisconsin Tax Exempt Fund

Supplement dated December 20, 2013
to the Prospectus dated November 29, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Ziegler Wisconsin Tax Exempt Fund

On November 30, 2013, Ziegler Lotsoff Capital Management, LLC (“Ziegler”), subadviser to the Nationwide Ziegler Wisconsin Tax Exempt Fund, became a wholly owned subsidiary of Stifel Financial Corporation.  In connection with the transaction, Ziegler changed its name to “Ziegler Capital Management, LLC.”  All references to Ziegler in the Prospectus are amended accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE